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                                                                   Exhibit 10.4



                           GENOVESE DRUG STORES, INC.

                        1987 Executive Bonus & Stock Plan

                                 Amendment No. 2


      Pursuant to Section 11 of the Genovese Drug Stores, Inc. 1987 Executive Bonus & Stock Plan (the "1987 Plan"), the 1987 Plan is hereby amended as follows:

      1. Section 5 of the 1987 Plan is deleted in its entirety and replaced with the following new section:

            "Section 5. SHARES AVAILABLE. The Committee may, but shall not be required to, grant in accordance with the Plan not more than 400,000 shares, which may be either treasury shares or authorized but unissued shares of Class A Common Stock."

      2. Section 6 of the 1987 Plan is deleted in its entirety and replaced with the following new section:

            "Section 6. TIME FOR GRANTED AWARDS. Awards may be granted by the Committee under this Plan up to and including January 20, 2007."

      3.    The foregoing amendments shall be effective on March 7, 1995, subject to the approval of the amendments by the shareholders of Genovese Drug Stores, Inc.
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                                                                    Exhibit 10.4



                           GENOVESE DRUG STORES, INC.

                        1987 Executive Bonus & Stock Plan

                                 Amendment No. 3


      Pursuant to section 11 of the Genovese Drug Stores, Inc. 1987 Executive Bonus & Stock Plan (the "1987 Plan"), the 1987 Plan is hereby amended as follows:

      1. The first sentence of Section 9 of the 1987 Plan is amended to read to follows:

      "Upon termination of employment with the Company due to any other reason other than death, disability, retirement or such other circumstances as the Committee shall determine in its sole discretion, all stock granted but not yet distributed shall be forfeited by the Participant. Any such undistributed stock which is not forfeited upon a Participant's termination shall promptly be distributed to the Participant in a single lump sum payment."

      2.    The foregoing amendment shall be effective as of March 12, 1997.